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                                                                   EXHIBIT 10.11

                               December 2, 1998


Leslie A. Galbraith
53 Collie Brook Road
East Hampton, CT  06424

Dear Leslie:

     Reference is made to that certain employment agreement (the "Employment Agreement") dated August 25, 1997 between First National Bank of New England (now known as First International Bank, National Association) (the "Bank") and you.

     The Bank and you agree that the Employment Agreement is amended to provide that, beginning as of the date hereof, you will be employed as President, Chief Operating Officer and Chief Financial Officer of the Bank (or equivalent titles) in accordance with the terms and conditions of the Employment Agreement.

     Except to the extent expressly amended herein, the Employment Agreement remains unmodified and in full force and effect in accordance with its terms.

     Please sign in the space provided below to indicate your acceptance of the foregoing.

                                   Very truly yours,

                                   FIRST INTERNATIONAL BANK,
                                   NATIONAL ASSOCIATION

                                       /s/ Brett N. Silvers
                                   By:___________________________________
                                      Brett N. Silvers
                                      Its Chairman and Chief Executive Officer

Agreed to:

/s/ Leslie A. Galbraith
_____________________________